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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                           THE MEN'S WEARHOUSE, INC.
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THE MEN'S WEARHOUSE, INC.                             [THE MEN'S WEARHOUSE LOGO]


NEWS RELEASE
                                                           FOR IMMEDIATE RELEASE


                      MEN'S WEARHOUSE ANNOUNCES NOMINATIONS
                            TO THE BOARD OF DIRECTORS

HOUSTON - June 1, 2004--The Men's Wearhouse (NYSE: MW) today announced that William B. Sechrest, age 62, and Deepak Chopra, M.D., age 58, have been named as nominees to the company's board of directors, increasing the number of directors to eight.

Mr. Sechrest is a founder and shareholder of Winstead Sechrest & Minick P.C., a law firm with offices in Dallas/Ft. Worth, Austin, Houston, San Antonio and The Woodlands, Texas, Mexico City, Mexico and Washington, D.C. Currently Mr. Sechrest is on the board of directors of The Real Estate Council and the World Business Academy. Mr. Sechrest is a member of the American College of Real Estate Lawyers.

Dr. Chopra is Director of Educational Programs, CEO and founder of The Chopra Center for Well Being and known worldwide for his published works. The author of more than 35 books and more than 100 audio, video and CD-ROM titles, he has been published on every continent, and in dozens of languages. Dr. Chopra is a fellow of the American College of Physicians and a member of the American Association of Clinical Endocrinologists.

George Zimmer, Chairman of the Board and CEO said, "The nominations of Deepak and Bill are an effort to broaden the perspective and leadership of our board of directors. Deepak brings a unique background and point of view to our board via his work at Kellogg School of Management and Harvard through his multi-day seminar teaching of the Soul of Leadership. Bill's many years of extensive business experience and leadership as a founder of Winstead Sechrest & Minick P.C. will be invaluable to The Men's Wearhouse as well."

Founded in 1973, Men's Wearhouse is one of North America's largest specialty retailers of men's apparel with 695 stores. The stores carry a full selection of designer, brand name and private label suits, sport coats, furnishings and accessories. The company also operates the second largest manufacturing facility of men's suits, sport coats and slacks in Canada, most of which is used to supply the Moores stores.

For additional information on Men's Wearhouse, please visit the company's website at www.menswearhouse.com.

        CONTACT:  Claudia Pruitt, Men's Wearhouse (713) 592-7200
                  Ken Dennard, DRG&E (713) 529-6600